NASDAQ: AFH 2018 Second Quarter Conference Call August 7, 2018

Safe Harbor Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Corporate Schaumburg, IL Insurance Company, Inc., Gateway Insurance Company and/or Global Insurance Company of New York Headquarters (Chicago Suburb) (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and Core Target unknown risks, uncertainties and other factors which may cause the actual results, performance or Markets Taxi/Limo/Livery/Paratransit achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” NASDAQ: AFH At 6/30/2018 At 12/31/2017 “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date Cash and $226.4 million $243.5 million of this presentation. Readers should not place undue importance on forward looking statements and should Investments not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially Total Assets $483.1 million $482.5 million from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax Total Atlas benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions Shareholders’ $96.2 million $90.6 million affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and Equity retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) Common Shares public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of Outstanding factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement (includes Restricted 11,944,378 12,178,857 filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results Share Units) to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue Book Value Per substantially in the ordinary course. These assumptions, although considered reasonable at the time of Common Share $8.06 $7.42 preparation, may prove to be incorrect. Outstanding When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 2

2018 Q2 Financial and Underwriting Results Premium Underwriting Book Value Results Results Gross premiums written were $57.4 million for both Combined ratio was 88.9% as compared to 86.2% Atlas’ book value increased to $8.06 at 6/30/2018 Q2 2018 and Q2 2017. Challenged taxi accounts for the prior year period. from $7.42 at 12/31/2017 less likely to absorb rate increases than other segments. 1.4 percentage points of yr/yr loss ratio change attributable to assigned risk business. Overall premium shifted toward limo / livery / para- transit during period Gross Premiums Written Net Income Earnings per Common Share Diluted Book Value per Common Share (in millions) (in millions) $0.50 $0.47 $8.06 $0.45 $70 $7 $8.00 $7.42 $57.4 $57.4 $0.40 $60 $6 $5.5 $5.6 $6.00 $50 $5 $0.30 $40 $4 $4.00 $30 $3 $0.20 $20 $2 $2.00 $0.10 $10 $1 $0 $0 $0.00 $0.00 Q2 2017 Q2 2018 Q2 2017 Q2 2018 Q2 2017 Q2 2018 Q4 2017 Q2 2018 August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 3

Atlas Business Mix 2016 Full Year 2017 Full Year YTD 2018 Taxi Limo/Livery Para-transit Taxi Limo/Livery Para-transit Taxi Limo/Livery Para-transit Average Vehicles Average Vehicles Average Vehicles Per Policy Per Policy Per Policy Taxi 2.0 Taxi 2.0 Taxi 2.4 Limo/Livery 1.7 Limo/Livery 2.1 Limo/Livery 1.7 Para-transit 3.1 Para-transit 3.3 Para-transit 3.2 August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 4

Geographic Diversification Gross premiums written by state (in $000) Three Month Periods Ended June 30, 2018 June 30, 2017 Nationwide market share is estimated at approximately New York $ 16,406 28.6% $ 15,438 26.9% California 11,767 20.5% 9,589 16.7% 12% to 13%, with proportionate share forecast at 20% Virginia 2,720 4.7% 2,402 4.2% New Jersey 2,535 4.4% 3,142 5.5% Louisiana 2,216 3.9% 1,895 3.3% Texas 1,881 3.3% 2,137 3.7% Ohio 1,724 3.0% 1,948 3.4% Minnesota 1,623 2.8% 941 1.6% Illinois 1,616 2.8% 1,588 2.8% Georgia 1,395 2.4% 1,180 2.1% Other 13,476 23.6% 17,094 29.8% Total $ 57,359 100.0% $ 57,354 100.0% Other: 23.6% GA: 2.4% Other: 29.8% IL: 2.8% MN: 2.8% OH: 3.0% GA: 2.1% TX: 3.3% IL: 2.8% NY: 26.9% MN: 1.6% LA: 3.9% NY: 28.6% OH: 3.4% NJ: 4.4% TX: 3.7% VA: 4.7% LA: 3.3% NJ: 5.5% VA: 4.2% CA: 16.7% CA: 20.5% Limited volume of business in-force in FL to evaluate market conditions August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 5

Commercial Auto Insurance Competitive Landscape Continued demand and favorable market conditions Relatively flat trend in new business written, impacted by rate increases August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 6

Premiums Written: Rate Activity Pricing Relative to ISO 25 20 15 10 5 0 -5 -10 12 12 12 12 13 13 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Atlas Rate Change (Ave) Average ISO Recommendation (for period) Predictive Model Policy Counts 6/1/2016 - 6/30/2018 10,000 t 8,000 n u o 6,000 C y c i 4,000 l o P 2,000 0 0 - 100 101 - 200 201 - 300 301 - 400 401 - 500 501 - 600 601 - 700 701 - 800 801 - 900 901+ Score Group Policy Quote August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 7

Written Premium: In-force At June 30, 2018, in-force premium was $270.9 million and the Company’s gross unearned premium reserves were $145.1 million. Premium In-force & Unearned Premium Reserves $300 $250 $200 s n o i l $150 l i M $100 $50 $0 13 13 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q ASI Pool Global - 2015 Atlas Combined Unearned Premium Reserves August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 8

Financial Highlights

2018 Second Quarter Financial Highlights 2018 Second Quarter Financial and Operating Information Quarterly Premiums Affected by Rate Underwriting Book Value / Return on Equity Decisions / Shift in Market Dynamics Performance • Gross premiums written generated by • Underwriting income for the second • Book value per common share of the Company for both quarters ended quarter of 2018 was $6.2 million, $8.06 (increased $0.64 compared to June 30, 2018 and June 30, 2017 compared to underwriting income of prior year end) were $57.4 million $7.5 million in the prior year period • Return on equity was 23.8% in the • In-force premium at June 30, 2018 • Atlas’ underwriting expense ratio(1)(2) second quarter 2018 compared to increased 2.4% to $270.9 million, for the quarter ended June 30, 2018 16.2% in the prior year period compared to $268.5 million at was 27.3% December 31, 2017 • Combined Ratio(1) (“CR”) was 88.9% • Underwriting profit always takes • Net income was $5.6 million or $0.47 2018 Financial Expectations precedent over top line growth earnings per common share diluted ü • Expected continued market hardening Relative stability regarding target market (1) Ratios are computed as a percentage of net premiums earned with continued growth (2) Excluding the impact of share-based compensation expenses ü Emphasis remains on underwriting profit as priority ü Expense ratio at or below current levels ü Exceed P&C industry Return on Equity (“ROE”) by 500 - 1,000 bps No indicators of new market entry and Company continues to expect price leadership to optimize return on deployed capital via underwriting August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 10

Operating Leverage (Actual through Q2 2018) Controlling leverage through the use of quota share: Statutory $300 3.13 3.50 2.79 2.83 $250 3.00 2.20 2.50 $200 2.15 2.08 2.62 s 1.90 1.86 1.96 n 1.66 1.75 1.78 1.68 2.30 2.00 o 1.62 2.22 i l 1.51 l $150 i 1.76 1.83 1.82 1.50 M $227 $2219.75 $230 $100 1.51 1.46 1.58 $215 $209 $198 1.32 1.35 $1619.42 $178 $1717.37 $1717.33 $180 1.00 $137 $151 $111 $122 $112 $118 $122 $129 $133 $114 $118 $125 $131 $50 $104 $88 $91 $89 $63 $81 0.50 $0 0.00 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net Premiums Written Surplus Net Premiums Written Core-Surplus Gross Premiums Written Core-Surplus GAAP $260 3.50 3.03 $240 2.77 2.63 3.00 $220 2.50 $200 s 1.95 1.93 1.89 2.54 n 1.70 1.76 1.68 1.76 2.29 2.00 o $180 i 1.53 1.57 l l 1.39 2.05 i $160 1.21 $227 $229 $230 1.50 M 1.11 $2115.62 1.63 1.59 $209 $140 1.41 $198 1.28 1.38 $1718.38 $1717.30 $1717.24 $180 1.00 $120 1.10 1.21 $169 1.03 $151 $143 $144 $137 $129 $136 $127 $133 $139 0.50 $100 $111 $122 $111 $114 $119 $122 $107 $96 $80 $91 $91 0.00 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net Premiums Written GAAP Common Equity Net Premiums Written Core-GAAP Common Equity Gross Premiums Written Core-GAAP Common Equity August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 11

Combined Ratio Analysis The table below details the comparisons of each component of the Company’s combined ratio for the periods indicated (after accounting for the effect of quota share reinsurance): Three Month Periods Ended Six Month Periods Ended June 30, 2018 June 30, 2017 June 30, 2018 June 30, 2017 Loss Ratio: Current accident year 60.7% 59.8% 60.7% 59.9% Prior accident years 0.4% 0.3% 1.2% 0.4% Loss Ratio 61.1% 60.1% 61.9% 60.3% Underwriting Expense Ratio: Acquisition cost ratio 12.1% 12.3% 11.4% 11.5% Other underwriting expense ratio 15.1% 12.4% 16.0% 14.0% Deferred policy acquisition costs amortization ratio 0.1% 0.9% (0.2)% 0.1% Underwriting expense ratio before expenses related to stock purchase agreements and share-based compensation expenses 27.3% 25.6% 27.2% 25.6% Expenses recovered related to stock purchase agreement ratio —% —% (0.5)% —% Share-based compensation expense ratio 0.5% 0.5% 0.5% 0.6% Underwriting expense ratio 27.8% 26.1% 27.2% 26.2% Total combined ratio 88.9% 86.2% 89.1% 86.5% Note: 1.4% of yr/yr change in loss ratio attributable to assigned risk business August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 12

Combined Ratio Combined Ratio by Quarter Combined Ratio 250% 140% 200% * 130.3% and 72.9% impact in 120% Q4 2017 & 2016, respectively, 28.0% 150% related to claims 100% reserve strengthening on 24.1% prior accident 100% 80% years 30.3% 29.1% 29.0% 27.2% 50% 60% 94.5% 0% 40% 78.8% Q1 Q2 Q3 Q4* 63.9% 62.3% 59.2% 61.9% 20% 2013 2014 2015 2016 2017 2018 0% Three Month Periods Ended 2013 2014 2015 2016(1) 2017 (2) 2018 YTD June 30, 2018 June 30, 2017 Loss ratio 61.1% 60.1% Loss & LAE Ratio Underwriting Expense Ratio Underwriting expense ratio 27.8% 26.1% (1) 2016 includes 19.1% impact for the full year related to claims reserves strengthening related to Combined Ratio 88.9% 86.2% prior accident years (2) 2017 includes 35.0% impact for the full year related to claims reserves strengthening related to prior accident years August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 13

Healthy Balance Sheet with Availability of Capital & Reinsurance to Support Growth • Attractive investment leverage, Company has $25 million outstanding of Senior Unsecured Notes at June 30, 2018 ($ in millions) June 30, 2018 December 31, 2017 Cash and Investments $226.4 $243.5 Total Assets $483.1 $482.5 Claims Liabilities (gross of Reinsurance Recoverable) $187.2 $211.6 Unearned Premium Reserves $145.1 $128.0 Atlas Shareholders’ Equity $96.2 $90.6 August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 14

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support Investment Portfolio (6/30/2018) payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (4.2 years) Other Investments: Investment Portfolio Government: 17% 17% • As of June 30, 2018, total cash and invested assets were $226.4 million, of which fixed income consisted of 61.0% • Predominantly corporate and government bonds Equity Securities: 4% • Average S&P rating of AA Other Asset Backed: • 27.8% AAA 6% • 82.4% A or better Corporate: 29% June 30, 2018 December 31, 2017 Amount % of Total Amount % of Total Mortgage Backed: AAA/Aaa $ 38,443 27.8% $ 42,978 27.2% 27% AA/Aa 50,907 36.8% 58,173 36.8% A/A 24,598 17.8% 27,384 17.3% BBB/Baa 23,587 17.1% 28,348 18.0% BB 417 0.3% 875 0.6% Other than fixed income securities will be reduced as B 230 0.2% 226 0.1% a percentage of overall investments during 2018 Total Fixed Income Securities $ 138,182 100.0% $ 157,984 100.0% August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 15

Detailed Impact of Changes to Book Value per Common Share Book value per common share of $8.06 increased by $0.64 relative to December 31, 2017 as follows: 8.5 $0.03 $(0.01) $(0.23) $0.04 $8.06 $(0.09) 8.0 $0.90 ) s n o i l l i 7.5 $7.42 M ( $ 7.0 6.5 12/31/17 Net Income* Fair Value of Equity Securities* Net Realized Investment Gains* Unrealized Gains/Losses* Stock Repurchases* Share-Based Compensation* 06/30/18 August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call *after-tax 16

Operating Conclusions

Incremental Benefit of Predictive Analytics Claim Activity - ASI POOL Reserves Accident Year 2017 and Prior Claim Count • Overall claim pending reduced by more than 58% since year end – Includes new claims presented in Q2 ‘18 as well as re-opens • Scored reserves represent majority of open count Michigan • Pending claim count of 351 as of June 30, 2018 (includes new reported for 2018) Accident Year 2017 and Prior Loss Reserves • Gross Loss reserves (case plus IBNR) for the ASI Pool decreased 33.2% since year end • File review expectation plus modeled case plus physical damage reserves total $64.9 million • Additional IBNR of $42.4 million August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 18

Reserve Analysis Remaining IBNR (expect approximately 750 new claims that will ultimately be paid) Michigan Claims (running off) Non-Modeled Claims (will be reduced to zero) Predictive Model Based Case Reserves (2016 forward) Gross Loss & ALAE reserves (AY ‘17 and prior) decreased by 33.2%, while claim counts decrease by 58.8%. August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 19

Reserve Analysis Predictive Model Based Case Since launching modeling in claims, 7,331 scored claims have been closed • Aggregate case reserve of $62.7 million • Amount paid on closure (including CWOP) totaled $55.2 million • Predictive model based case reserves represent the majority of pending third party liability claims (AY 2017 & prior) • Average case reserve is $8,955 August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 20

Reserve Analysis Older Non-Modelled Claims YTD 2018, 420 older claims which were not scored by predictive model were closed • Aggregate paid was $12.7 million compared to the expected range of $7.8 - $18.3 million • Remaining count of non-scored claims is 638 • Average allocated case/IBNR per feature of approximately $35.5 thousand August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 21

Reserve Analysis Michigan Claims Continued progress winding down business • In force below 1% • 68.7% of open Michigan claims have been scored • Average case reserve is $63 thousand August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 22

Reserve Analysis Remaining IBNR • Approximately 750 additional claims are expected to be received and paid for AY 2017 and prior • Average IBNR per expected new claim is approximately $57 thousand Potential redundancy in modeled case if payments continue to be lower than modeled severity August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 23

Incremental Benefit of Predictive Analytics Claim Activity August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 24

Commercial Auto Insurance Competitive Landscape August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 25

Operating Activities: Underwriting (commercial business only: excludes Global Liberty) New and Renewal Business Submissions Vehicles In-Force (Monthly Vehicles Submitted) 50,000 10,000 9,000 45,000 8,000 7,000 40,000 6,000 5,000 35,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Number of Vehicles (incls Expiring) Prior Year Actual Prior Year August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 26

Incremental Benefit of Predictive Analytics Claim Activity New Claims Presented versus Vehicles In Force 30,000 70,000 60,000 25,000 50,000 20,000 40,000 6 7 8 6 6 7 7 8 8 6 7 6 7 8 6 6 6 6 7 7 7 7 8 6 7 8 15,000 6 6 7 7 30,000 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - l l t t r r r r r r y y y v c v c b b b n n n n n n g p g p c c u u p p p a a a o e o e a a a a u a u a u e e e u e u e J J O O A A A J J J J J J M M M F F F N D N D A S A S M M M Vehicles In-force (right axis) Rolling Twelve Claims Presented August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 27

Atlas Business Mix % increase Hit ratio drops as price increases get larger August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 28

Expectations Premium Growth • Priority on margin over top line growth • Expect local competitors to follow price leadership exhibited in first half of year • Do not expect A.M. Best rating to have material impact on quality or quantity of business • Significant opportunities in TNC related space Operating Margin • Continued focus on increasing rate versus exposure • Maintain operating efficiency • Leverage value of core assets through partnership • Expand utilization of in-vehicle technologies • Ongoing commitment to analytics across enterprise Earning Power • Reiterate EPS guidance of $2.00 per share or better • ROAE > 20% August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 29

For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 NASDAQ: AFH Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com A reconciliation of Non-GAAP financial measures can be found on the next slide 212-836-9606

Reconciliation of Non-U.S. GAAP Financial Measurements

ATLAS FINANCIAL HOLDINGS, INC.

We use these non-GAAP financial measures in order to present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. The non-GAAP financial measures that we present may not be comparable to similarly-named measures reported by other companies.

Adjusted operating income, before income taxes includes both underwriting income and loss and net investment income, but excludes net realized gains and losses, legal and professional expense incurred related to business combinations, interest expense, net impairment charges recognized in earnings and other items. Underwriting income is derived by reducing net premiums earned by net claims incurred, policy acquisition costs and general operating expenses.

Reconciliation of U.S. GAAP Net Income to Adjusted Operating Income, Before Income Taxes ($ in '000s, except per share data)	Three Month Periods Ended				Six Month Periods Ended			
	June 30, 2018		June 30, 2017		June 30, 2018		June 30, 2017	
Net income	$ 5,576	$ 0.47	$ 5,510	$ 0.45	$ 11,105	$ 0.92	$ 10,362	$ 0.85
Add: income tax expense	1,503	0.12	2,969	0.25	2,786	0.22	5,582	0.46
Add: expenses recovered pursuant to stock purchase agreement	—	—	—	—	(520)	(0.04)	—	—
Add: interest expense	461	0.04	644	0.05	916	0.08	912	0.07
Less: loss from change in fair value of equity securities	33	—	—	—	(95)	(0.01)	—	—
Less: net realized investment gains	154	0.02	284	0.02	447	0.04	418	0.03
Less: other income	16	—	103	0.01	180	0.01	217	0.02
Adjusted operating income, before tax	$ 7,337	$ 0.61	$ 8,736	$ 0.72	$ 13,755	$ 1.14	$ 16,221	$ 1.33

After-tax return on average common equity is derived by subtracting preferred share dividends accrued from net income and dividing by average common equity. Common equity is total shareholders' equity less preferred shares and cumulative preferred share dividends accrued. Average common equity is the average of common equity at the beginning and the ending of the reporting period.

Reconciliation of U.S. GAAP Shareholders' Equity to Common Equity ($ in '000s)

As of:	June 30, 2018	March 31, 2018	December 31, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total shareholders' equity	$ 96,222	$ 91,390	$ 90,645	$ 138,857	$ 132,682	$ 127,342
Less: accrued dividends on preferred shares	—	(333)	(333)	(333)	(333)	(333)
Total common equity	$ 96,222	$ 91,057	$ 90,312	$ 138,524	$ 132,349	$ 127,009

Reconciliation of U.S. GAAP Return on Equity to Return on Common Equity ($ in '000s)	Three Month Periods Ended		Six Month Periods Ended	
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net income	$ 5,576	$ 5,510	$ 11,105	$ 10,362
Average equity	93,806	135,769	93,434	133,099
Return on equity	23.8%	16.2%	23.8%	15.6%
Net income	$ 5,576	$ 5,510	$ 11,105	$ 10,362
Preferred share dividends accrued	—	—	—	—
Net income attributable to common shareholders	$ 5,576	$ 5,510	$ 11,105	$ 10,362
Average common equity	93,640	135,436	93,267	132,765.5
Return on average common equity	23.8%	16.3%	23.8%	15.6%

August 7, 2018 Atlas Financial Holdings, Inc. 2018 Second Quarter Conference Call 31